INVESTOR PRESENTATION

BALLANTYNE STRONG, INC.

NYSE American: BTN


KAY
JEWELERS



DISCLAIMER

- This presentation contains statistical data that were obtained from industry publications and reports generated by third parties. Although Ballantyne Strong, Inc. ("Ballantyne Strong" or the "Company") believes that the publications and reports are reliable, it has not independently verified this statistical data.
- The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Ballantyne Strong.
- This document may not be reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Ballantyne Strong.
- This presentation also contains references to non-GAAP financial measures. Please see the Appendix for the definition of non-GAAP terms and reconciliations to GAAP measures.

FORWARD LOOKING STATEMENTS

This presentation may include "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. For these purposes, any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might," or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the "Risk Factors" section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Part II, Item 1A in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and the Company's subsequent filings with the Securities and Exchange Commission and the following risks and uncertainties: the negative impact that the COVID-19 pandemic has already had, and may continue to have, on the Company's business and financial condition, the Company's ability to maintain and expand its revenue streams to compensate for the lower demand for the Company's digital cinema products and installation services, potential interruptions of supplier relationships or higher prices charged by suppliers, the Company's ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments, the Company's access to capital, the Company's ability to successfully execute its capital allocation strategy, the Company's ability to maintain its brand and reputation and retain or replace its significant customers, challenges associated with the Company's long sales cycles, the impact of a challenging global economic environment or a downturn in the markets (such as the current economic disruption and recession and market volatility generated by the ongoing COVID-19 pandemic), economic and political risks of selling products in foreign countries (including tariffs), risks of non-compliance with U.S. and foreign laws and regulations, potential sales tax collections and claims for uncollected amounts, cybersecurity risks and risks of damage and interruptions of information technology systems, the Company's ability to retain key members of management and successfully integrate new executives, the Company's ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms or at all, the impact of the COVID-19 pandemic on the companies in which the Company holds investments, the Company's ability to utilize or assert its intellectual property rights, the impact of natural disasters and other catastrophic events (such as the ongoing COVID-19 pandemic), the adequacy of insurance, the impact of having a controlling stockholder and vulnerability to fluctuation in the Company's stock price. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, its impact on the cinema and entertainment industry, and the worsening economic environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

BALLANTYNE STRONG AT A GLANCE

Global Technology & Media Company

Convergent
- *Digital Signage as a Service (DSaaS)*
- High margin, recurring revenue

Strong Entertainment
- *Screens & managed services*
- Largest premium screen provider in North America
- IMAX exclusive global supplier

Investments
- *Firefly, PIH, Itasca*

2019 Revenue	$62.6M
2019 Net Loss	$(10.1)M
2019 Adjusted EBITDA	$1.4M
Exchange: NYSE American	BTN
Common Shares	14.8M
Market Cap	$25M
Closing Share Price	$1.70

As of August 26, 2020

BALLANTYNE STRONG

- **Recurring revenue growth and margin expansion**
- **Positive Adjusted EBITDA and cash from operations in 2019 & LTM Q2 2020**
- **Insider ownership ~45%**
  - Largest shareholder actively buying shares
- **Organic and M&A growth opportunities**



Consolidated Gross Margin %
18.8%
29.5%
33.9%
2018
2019
LTM Q2 2020



Adjusted EBITDA
$ in Millions
($4.0)
$1.4
$2.6
2018
2019
LTM Q2 2020

CONVERGENT OVERVIEW

CONVERGENT™

Convergent Media Systems
- Digital Signage as Service recurring revenue
- $20M revenue in 2019

Snapshot
- 35+ years of operating history in U.S & Canada
- Acquired from Sony in 2013
- Cloud infrastructure, standardized hardware model
- Scalable operating platform

Customers
- Retail, telecom, healthcare & banking
- >45,000 digital signage end points

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DIGITAL SIGNAGE MODEL

Traditional Signage Model


STRATEGY
PROGRAMMING
MEASUREMENT
VALIDATE
WORKFLOW
CONTENT
MONITORING
FIELD SERVICES
SOFTWARE
HARDWARE

Digital Signage as a Service


CONVERGENT
YOU

- Low/no upfront costs
- No lagging technology
- Measured performance

GROWING RECURRING REVENUE

Recurring revenue

- Driving margin expansion

Installed base continuing to grow

- Existing customers requesting more services

Diverse customer base & growing wallet share

- 20+ enterprise level clients including multiple blue-chip companies


BrightSign Installed Base
46K
3K
Q1 2018
Q2 2020
Recurring Revenue %
38.4%
44.4%
56.2%
68.9%
2017
2018
2019
TTM Q2 2020
Convergent Gross Margin %
15.8%
12.0%
33.3%
41.6%
2017
2018
2019
Q2 2020 YTD

SCALABLE OPERATING PLATFORM


Media players are easily added to current platform
45K+ Active media players
40% Gross margin for Active media players
70-80% Gross margin for Added media players

- DSaaS infrastructure is largely a fixed cost investment with substantial operating leverage
- Modest incremental costs – Incremental margins significantly higher than average margins
- Scalable operating platform

STRONG ENTERTAINMENT OVERVIEW

STRONG ENTERTAINMENT

Strong Entertainment
- Managed services & screens
- $37M revenue in 2019

Snapshot
- 80+ year operating history
- Premium large format screens – IMAX exclusive
- Technical Services and Support
- Leading North American market share

Customers
- Cinema, theme park & immersive experiences

AMC THEATRES · IMAX · REGAL · MARCUS THEATRES

LEADER IN SCREENS & SERVICES



Screens

- **Largest** Premium Screen Provider in North America
- **IMAX** Global Exclusive Provider
- **65%** Market Share in North America

Services

- **100%** Coverage across all 50 states
- **24/7/365** Monitoring & field services
- **19,000+** screens and **40,000+** devices supported

SCREEN MANUFACTURING

80,000+ square foot facility in Joliette, Quebec, Canada



SIGNIFICANT WORLDWIDE MARKETS

China

- Largest cinema market in the world
- Thousands of new screens per year
- Existing presence & opening finishing plant

Europe

- Opportunity to grow market share
- Similar size as North America

Saudi Arabia

- Repeal of 35-year commercial cinema ban: expects 300+ cinemas with 2,000+ screens to open by 2030


Market Share
~65%
~5%
<5%

FIREFLY TRANSACTION

- Recently announced sale of Strong Outdoor & investment in Firefly
- Preferred shares valued at $13M obtained through divestiture of outdoor advertising business and strategic investment
  - Building digital mobile advertising network
    - Uber, Lyft & Taxi Fleets
- Backed by GV (Google Ventures) and NFX



FIREFLY
FIREFLY
8P75

INVESTMENTS

1347 PROPERTY INSURANCE HOLDINGS

Nasdaq: PIH

~17% owner

- Monetized operating business
- Pursuing insurance, asset management & real estate growth strategies
- $45.3M cash & marketable securities as of 6/30/2020
- Market capitalization of $27.1M as of 6/30/2020

Itasca Capital Ltd.

TSX Venture: ICL

~32% owner

- Monetized investments
- Evaluating operational & investment plans
- CAD $13.4M cash & marketable securities as of 6/30/2020
- Market capitalization of CAD $10.7M as of 6/30/2020

RECENT DEVELOPMENTS


UNIVERSAL

- **Q2 revenue impacted & recovering – Cash flow and Adjusted EBITDA stable**
  - Flexible operating model and cost actions
- **Convergent customer demand remains strong**
- **Cinemas will need increased help to reopen**
  - Cinema operators raised more than $1B
  - Preparing for late-summer releases
- **Helping customers adapt**
  - Temporary Drive-in Cinemas and °SafeStore initiatives



OPERATING RESULTS

$ in Thousands

	LTM Q2 2020	2019	2018
Revenue			
Convergent	$17,967	$20,028	$16,932
Strong Entertainment	31,176	36,874	43,875
Other	4,852	5,648	3,882
Total Revenue	**$53,995**	**$62,550**	**$64,689**
Cost of Sales	35,687	44,077	52,510
Gross Profit	**$18,308**	**$18,473**	**$12,179**
Gross Profit %	**33.9%**	**29.5%**	**18.8%**
Operating Loss	**$(3,131)**	**$(4,000)**	**$(10,349)**
Net Loss	**$(6,711)**	**$(10,103)**	**$(12,327)**
Adjusted EBITDA	**$2,595**	**$1,401**	**$(4,010)**

Steady improvement in gross margins and in Adjusted EBITDA

- Continued focus on operational excellence & Convergent strategic pivot (high-margin DSaaS model)

Impact from COVID-19

- Q1 '20 modestly impacted
- Q2 '20 revenues impacted
  - Limited impact on profitability and cash flow

BALLANTYNE STRONG

- Robust Operating Business + Investment portfolio with optionality
- Recurring revenue and margin expansion
- Positive Adjusted EBITDA and cash from operations in 2019 & LTM Q2 2020
- Revenues recovering from COVID with market share gain opportunities
- Insider ownership ~45%




KAY
JEWELERS

APPENDIX

NON-GAAP MEASURES

In this presentation, we include certain supplemental financial measures, including EBITDA and Adjusted EBITDA, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"). In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income (loss), fair value adjustments, severance, foreign currency transaction gains (losses), transactional gains and expenses, gains on insurance recoveries and other cash and non-cash charges and gains. We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. A reconciliation of each non-GAAP financial measure to its directly comparable GAAP measurement is included in this appendix. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our filings with the Securities and Exchange Commission.

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES

$ in Thousands

	LTM Q2 2020	2019	2018
Net loss	$(6,711)	$(10,103)	$(12,327)
Interest expense, net	1,057	820	447
Income tax expense	2,214	2,282	2,427
Depreciation and amortization	3,861	3,534	2,744
EBITDA	421	(3,467)	(6,709)
Stock-based compensation expense	1,141	1,120	837
Fair value adjustment to notes receivable	1,550	2,857	(1,150)
Equity method investment loss	1,404	2,011	552
Loss on disposal of assets and impairment charges	5	107	2,531
Foreign currency transaction (gain) loss	(140)	265	(333)
Gain on Firefly transaction, net of transaction costs	(829)	(319)	-
Gain on property and casualty insurance recoveries	(1,122)	(1,235)	-
Severance and other	165	62	262
Adjusted EBITDA	**$2,595**	**$1,401**	**$(4,010)**